                                                                   EXHIBIT 10.12


                            RSA DATA SECURITY (TM)

                         OEM MASTER LICENSE AGREEMENT

     THIS OEM MASTER LICENSE AGREEMENT ("Agreement"), effective as of the later date of execution ("Effective Date"), is entered into by and between RSA Data Security, Inc., a Delaware corporation ("RSA"), having a principal address at 100 Marine Parkway, Suite 500, Redwood City, California 94065, and the entity named below ("OEM"), having a principal address as set forth below.

OEM:

Liquid Audio, Inc., a California corporation
-----------------------------------------------------
(Name and jurisdiction of incorporation)

2421 Broadway, 2F
-----------------------------------------------------
(Address)
Redwood City, CA 94063
-----------------------------------------------------

OEM Legal Contact:

     Harry Boadwee, Esq. (415) 858-7188
     ------------------------------------------------
     (name, telephone and title)

OEM Billing Contact:

     Philip Wiser, Vice President of Engineering
     ------------------------------------------------
     (415) 562-0884
     ------------------------------------------------
     (name, telephone and title)

OEM Technical Contact:

     Philip Wiser, Vice President of Engineering
     ------------------------------------------------
     (415) 562-0884
     ------------------------------------------------
     (name, telephone and title)

OEM Commercial Contact:

     Philip Wiser, Vice President of Engineering
     ------------------------------------------------
     (415) 562-0884
     ------------------------------------------------
     (name, telephone and title)

TERRITORY:

[_]  North America (United States and Canada)

[X]  Worldwide, subject to Section 10.7.

Separate Maintenance Agreement:

YES [X] NO [_]

1.   DEFINITIONS
     -----------

     The following terms when used in this Agreement shall have the following meanings:

     1.1 "BUNDLED PRODUCT(S)" means one or more of the products or product groups described on a License/Product Schedule attached hereto and referencing this Agreement which has been or will be developed by OEM and which incorporates in the OEM Product in any manner any portion of the RSA Object Code. A Bundled Product must represent a significant functional and value enhancement to the Licensed Software such that the primary reason for an End User Customer to license such Bundled Product is other than the right to receive a license to the Licensed Software included in the Bundled Product.

     1.2 "DISTRIBUTOR" means a dealer or distributor in the business of reselling Bundled Products to End User Customers, directly or through one or more Distributors, by virtue of authority of OEM. Bundled Products resold by a Distributor shall bear OEM's trademarks and service marks and shall not be privately labeled by such Distributor or other parties. A Distributor shall have no right to modify any part of the Bundled Product.

     1.3 "END USER CUSTOMER" means a person or entity licensing RSA Object Code as part of a Bundled Product from OEM or a Distributor solely for personal or internal use and without right to license, assign or otherwise transfer such Bundled Product to any other person or entity.

     1.4 "INTERFACE MODIFICATION" means a modification to the RSA Source Code constituting and limited to hooks, ports or interfaces and similar modifications necessary to permit the Licensed Software to operate in accordance with the User Manual in OEM Products.

     1.5 "LICENSE/PRODUCT SCHEDULE" means a schedule substantially in the form of Exhibit "A" hereto completed and executed with respect to a Bundled Product and specifying the Licensed Software, Field of Use limitation (if any), license and maintenance fees, and other matters with respect to such Bundled Product. A License/Product Schedule can be amended pursuant to Section 10.5 with respect to a specified Bundled Product; and additional Bundled Products may be added to this Agreement by executing an additional License/Product Schedule referencing this Agreement. All such License/Product Schedules are incorporated in this Agreement by this reference.

     1.6 "FIELD OF USE" means a use, method of incorporation or product purpose limitation with respect to

                                                                          Page 1


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the Licensed Software for a Bundled Product specified on the License/Product
Schedule for such Bundled Product.

     1.7 "LICENSED SOFTWARE" means those portions of the RSA Software which perform the algorithm(s) specified on page 2 of a License/Product Schedule hereto as having been licensed by OEM with respect to a particular Bundled Product.

     1.8 "NEW RELEASE" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number only to the right of the decimal point (e.g., Version 2.2 to Version 2.3).

     1.9 "NEW VERSION" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number to the left of the decimal point (e.g., Version 2.3 to Version 3.0).

     1.10 "OEM PRODUCT" means any product developed by OEM into which the Licensed Software is to be incorporated to create a Bundled Product.

     1.11 "RSA OBJECT CODE" means the Licensed Software in machine-readable, compiled object code form.

     1.12 "RSA SOFTWARE" means RSA proprietary software identified on a License/Product Schedule hereto and as further described in the User Manuals associated therewith. "RSA Software" shall also include all modifications and enhancements (including all New Releases and New Versions) to such programs as may be provided by RSA to OEM pursuant to this Agreement or a maintenance agreement between RSA and OEM.

     1.13 "RSA SOURCE CODE" means the mnemonic, high level statement versions of the Licensed Software written in the source language used by programmers.

     1.14  "TERRITORY" means those geographic areas specified on page 1.

     1.15 "USER MANUAL" means the most current version of the user manual and/or reference manual customarily supplied by RSA to OEMs who license the RSA Software.

2.   LICENSES
     --------

     2.1   LICENSE GRANT. During the term and within the Field of Use limitation
           -------------
(if any) specified in the applicable License/Product Schedule, RSA hereby grants OEM a non-exclusive, non-transferable license to:

           2.1.1 use, if a source code license is specified in a License/Product Schedule, a single copy of the RSA Source Code on a single central processing unit accessed by one user at a time to: (i) modify the RSA Source Code solely to create Interface Modifications; (ii) compile the RSA Source Code to create object code; and (iii) maintain Bundled Products and support End User Customers.

           2.1.2 (i) incorporate the RSA Object Code into an OEM Product to create a Bundled Product; (ii) reproduce and have reproduced the RSA Object Code as incorporated in a Bundled Product as reasonably needed for inactive backup or archival purposes and, if an internal use license is specified in a License/Product Schedule, for distribution in the Territory solely to employees of OEM and solely for use by such employees for OEM's internal business purposes; and (iii) reproduce, have reproduced, and license or otherwise distribute the RSA Object Code as incorporated in a Bundled Product in the Territory.

           2.1.3 (i) use the User Manual to support End User Customers; (ii) modify and incorporate portions of the User Manual in Bundled Product document; and (iii) reproduce, have reproduced and distribute in the Territory such portions of the User Manual as incorporated in Bundled Product documentation.

     2.2   LIMITATIONS ON LICENSES. The licenses granted in Section 2.1 are
           -----------------------
further limited as follows:

           2.2.1  LIMITATION ON DISTRIBUTEES. The RSA Object Code shall be
                  --------------------------
licensed or otherwise distributed only to (i) Distributors and (ii) End User Customers.

           2.2.2  NO EXPOSURE OF RSA SOFTWARE. The RSA Object Code may only be
                  ---------------------------
accessed by the functionality of the Bundled Product in which it is included, and a Bundled Product shall not make the RSA Object Code directly accessible to End User Customers or to products other than the Bundled Product.

           2.2.3  NO STANDALONE PRODUCT OR SERVICES. OEM may not in any way
                  ---------------------------------
sell, lease, rent, license, sublicense or otherwise distribute the RSA Software or any part thereof or the right to use the RSA Software or any part thereof to any person or entity except as part of a Bundled Product. Unless a specific grant of rights is included in the applicable License/Product Schedule, neither OEM nor any Distributor or End User Customer may use the Bundled Product to operate a service bureau or other revenue-generating service business.

           2.2.4  LICENSE RESTRICTED TO LICENSED SOFTWARE AND FIELD OF USE. OEM
                  --------------------------------------------------------
may use or incorporate into a Bundled Product only that portion of the RSA Software which is identified as Licensed Software in the applicable License/Product Schedule. The RSA Object Code must be incorporated in a Bundled Products, and may only be reproduced, licensed or distributed in accordance with the Field of Use limitation, if any, specified in the applicable License/Product Schedule.

            2.2.5 PROHIBITED ACTIVITIES. OEM shall not modify (except to create
                  ---------------------
Interface Modifications), translate, reverse engineer, decompile or disassemble the RSA Software or any part thereof, and shall prohibit Distributors and End User Customers from doing the same.

           2.2.6  RSA ROOT KEYS. OEM may include the RSA/VeriSign, Inc. root
                  -------------
keys (the "RSA Root Keys") in any Bundled Product in which a hierarchy root key is utilized or incorporated, provided that any such incorporation must make the, RSA Root Keys functional within the Bundled Product and as accessible as any other hierarchy root key within the Bundled Product.

     2.3   TITLE.
           -----

           2.3.1  IN RSA. Except for the limited licenses expressly granted in
                  ------
Section 2.1 and as further limited by Section 2.2, RSA does not by this Agreement grant to OEM any right, title or ownership interest in and to the RSA Software or in any related patents, trademarks, copyrights or proprietary or trade secret rights.

           2.3.2  IN OEM. Except as expressly provided below, OEM does not by
                  ------
this Agreement grant to RSA any right, title or ownership interest in and to any interface Modifications created by OEM as may be authorized hereunder or any related patents, copyrights or proprietary or trade secret rights of OEM; provided, however, that OEM hereby agrees that it will not assert against RSA any of such patents, copyrights or proprietary or trade secret rights with respect to any ports or interfaces developed by RSA without reference to the source code of OEM's Interface Modifications.

3.   LICENSE FEES
     ------------

     3.1  LICENSE FEES. In consideration of RSA's grant to OEM of the limited
          ------------
license rights hereunder, OEM shall pay to RSA the amounts set forth below (the "License Fees"):

          3.1.1  SOURCE CODE LICENSE FEES. If RSA is ??anting to OEM RSA Source
                 ------------------------
Code license rights as indicated on a License/Product Schedule, OEM shall pay to RSA the source code License Fees specified on such License/Product Schedule upon execution of such License/Product Schedule.

          3.1.2  OBJECT CODE LICENSE FEES. In consideration of RSA's grant to
                 ------------------------
OEM of the RSA Object Code license rights for the Bundled Products described in each License/Product Schedule, OEM shall pay to RSA the object code License Fees specified on each such License/Product Schedule in accordance with the terms contained therein.

     3.2  TAXES. All taxes, duties, fees and other governmental charges of any
          -----
kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of RSA) which are imposed by or under the authority of any government or any political subdivision thereof on the License Fees or any aspect of this Agreement shall be borne by OEM and shall not be considered a part of, a deduction from or an offset against License Fees.

     3.3  PREPAYMENT OF LICENSE FEES. OEM shall prepay License Fees in the
          --------------------------
amount set forth in a License/Product Schedule, if any, upon execution of the License/Product Schedule. In no event shall such prepayment be refundable. If OEM has prepaid License Fees with respect to a Bundled Product, all of such prepaid amounts may be offset against License Fees accrued at a rate of fifty cents ($0.50) for each dollar ($1.00) of License Fees accrued until the prepayments are exhausted. OEM shall show the application of prepaid License Fees in the licensing reports provided to RSA pursuant to Section 3.7.

     3.4  USE OF NET SALES PRICE. If a License Fee based on Net Sales Price is
          ----------------------
specified in a License/Product Schedule, the "Net Sales Price" means the gross amount of all cash, in-kind or other consideration receivable by OEM at any time in consideration of the licensing or other distribution of the Bundled Products, excluding any amounts receivable by OEM for sales and use taxes, shipping, insurance and duties, and reduced by all discounts, refunds or allowances granted in the ordinary course of business. For the purposes of determining Net Sales Price, the amount of in-kind or other non-cash consideration receivable by OEM shall be deemed to have a dollar value equal to the standard price (as listed in OEM's published price schedule on the date of the grant of the license or the sale in question) for such Bundled Product, less all cash paid.

     3.5  TERMS OF PAYMENT. Object code License Fees payable on an on-going
          ----------------
basis shall accrue with respect to Bundled Products licensed or otherwise distributed by OEM or Distributors, as applicable, upon the date of invoice of the Bundled Product to an End User Customer or Distributor. License Fees due RSA hereunder shall be paid by OEM to the attention of the Software Licensing Department at RSA's address set forth above on or before the thirtieth (30th) day after the close of the calendar quarter during which the License Fees accrued. A late payment penalty on any License Fees not paid when due shall be assessed at the rate of one percent (1%) per thirty (30) days, beginning on the thirty-first (31st) day after the last day of the calendar quarter to which the delayed payment relates.

     3.6  U.S. CURRENCY. All payments hereunder shall be made in lawful United
          -------------
States currency and shall in no case be refundable. If OEM receives payment in foreign currencies, the amount of its License Fees to RSA shall be calculated using the closing exchange rate published in The Wall Street Journal, Western Edition, on the last business day such journal is published in the calendar quarter immediately preceding the date of payment.

     3.7  LICENSING REPORT. A report in reasonably detailed form setting forth
          ----------------
the calculation of License Fees due from OEM and signed by a responsible officer of OEM shall be delivered to RSA on or before the thirtieth (30th) day after the close of each calendar quarter during the term of this Agreement, regardless of whether License Fee payments are required to be made pursuant to Section 3.5. The report shall include, at a minimum, the following information (if applicable to the method of calculating License Fees designated in a License/Product Schedule) with respect to the relevant quarter: (i) the total number of copies/units of Bundled Products licensed or otherwise distributed by OEM and Distributors (indicating the names and versions thereof); (ii) if applicable, the total Net Sales Price invoiced to Distributors and End User Customers; and
(iii) total License Fees accrued.

     3.8  AUDIT RIGHTS. RSA shall have the right, at its sole cost and expense,
          ------------
to have an independent certified public accountant conduct during normal business hours and not more frequently than annually, an audit of the appropriate records of OEM to verify the number of copies/units of Bundled Products licensed or otherwise distributed by OEM and OEM's calculation of License Fees. If the License Fees accrued are different than those reported, OEM will be invoiced or credited for the difference, as applicable. Any additional License Fees, along with the late payment penalty assessed in accordance with
Section 3.5, shall be payable within thirty (30) days of such invoice. If the deficiency in License Fees paid by OEM is greater than five percent (5%) of the License Fees reported by OEM for any quarter, OEM will pay the reasonable expenses associated with such audit, in addition to the deficiency.

     3.9  EVALUATION COPIES. OEM may deliver copies of Bundled Products to
          -----------------
prospective End User Customers on a trial basis for evaluation purposes only (each, an "Evaluation Copy") provided that each such prospective End User Customer has received a written or electronic trial license prohibiting the End User Customer from copying, modifying, reverse engineering, decompiling or disassembling the RSA Object Code or any part thereof. All Evaluation Copies licensed shall contain a feature which disables the Evaluation Copy no later than sixty (60) days after delivery to the prospective End User Customer. No License Fees shall be reportable or payable with respect to Evaluation Copies unless and until the Evaluation Copy is replaced with or converted to a standard Bundled Product or the End User Customer is invoiced for the Bundled Product, whichever occurs first.

4.   LIMITED WARRANTY
     ----------------

     4.1  LIMITED WARRANTY. During the initial ninety (90)-day term of each
          ----------------
License/Product Schedule RSA warrants that the Licensed Software specified in such License/Product Schedule will operate in material conformance to RSA's published specifications for the Licensed Software. RSA does not warrant that the RSA Software or any portion thereof is error-free. OEM's exclusive remedy, and RSA's entire liability in tort, contract or otherwise, shall be correction of any warranted nonconformity as provided in Section 4.2 below. This limited warranty and any obligations of RSA hereunder shall not apply to any Interface Modifications or any nonconformities caused thereby and shall terminate immediately if OEM makes any modification to the RSA Software other than Interface Modifications.

     4.2  ERROR CORRECTION. In the event OEM discovers an error in the Licensed
          ----------------
Software which causes the Licensed Software not to operate in material conformance to RSA's published specifications therefor, OEM shall submit to RSA a written report describing such error in sufficient detail to permit RSA to reproduce such error. Upon receipt of any such written report, RSA will use its reasonable business judgment to classify a reported error as either: (i) a "Level 1 Severity" error, meaning an error that causes the Licensed software to fail to operate in a material manner or to produce materially incorrect results and for which there is no work around or only a difficult work around; or (ii) a "Level 2 Severity" error, meaning an error that produces a situation in which the Licensed Software is usable but does not function in the most convenient or expeditious manner, and the use or value of the Licensed Software suffers no material impact. RSA will acknowledge receipt of a conforming error report within two (2) business days and (A) will use its continuing best efforts to provide a correction for any Level 1 Severity error to OEM as early as practicable; and (B) will use its reasonable efforts to include a correction for any Level 2 Severity error in the next release of the RSA Software.

     4.3  DISCLAIMER. EXCEPT FOR THE EXPRESS LIMITED WARRANTY PROVIDED IN THIS
          ----------
SECTION 4, THE RSA SOFTWARE IS PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. RSA DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. RSA DISCLAIMS ANY WARRANTY OR REPRESENTATION TO ANY PERSON OTHER THAN OEM WITH RESPECT TO THE RSA SOFTWARE. OEM SHALL NOT, AND SHALL TAKE ALL MEASURES NECESSARY TO INSURE THAT ITS AGENTS AND EMPLOYEES DO NOT, MAKE OR PASS THROUGH ANY SUCH WARRANTY ON BEHALF OF RSA TO ANY DISTRIBUTOR, END USER CUSTOMER OR OTHER THIRD PARTY.

5.   ADDITIONAL OBLIGATIONS OF OEM
     -----------------------------

     5.1  BUNDLED PRODUCT MARKETING. OEM is authorized to represent to
          -------------------------
Distributors and End User Customers only such facts about the RSA Software as RSA states in its published product descriptions, advertising and promotional materials or as may be stated in other non-confidential written material furnished by RSA.

     5.2  CUSTOMER SUPPORT. OEM shall, at its expense, provide all support for
          ----------------
the Bundled Products to Distributors and End User Customers.

     5.3  LICENSE AGREEMENTS. OEM shall cause to be delivered to each
          ------------------
Distributor and End User Customer a license agreement which shall contain, at a minimum, substantially all of the limitations of rights and the protections for RSA which are contained in Sections 2.2, 5.4, 7, 10.7 and 10.8 of this Agreement. OEM shall use commercially reasonable efforts to enforce the terms of such agreements.

     5.4  PROPRIETARY RIGHTS.
          ------------------

          5.4.1  COPYRIGHT NOTICES; LICENSEE SEALS. OEM agrees not to remove or
                 ---------------------------------
destroy any proprietary, trademark or copyright markings or notices placed upon or contained within the RSA Source Code, RSA Object Code, User Manuals or any related materials or documentation. OEM further agrees to insert and maintain:
(i) within every Bundled Product and any related materials or documentation a copyright notice in the name of OEM; and (ii) within the splash screens, user documentation, printed product

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collateral, product packaging and advertisements for the Bundled Product, the
RSA "Licensee Seal" from the form attached as Exhibit "B" to this Agreement and a statement that the Bundled Product contains the RSA Software.

          5.4.2  TRADEMARKS. By reason of this Agreement or the performance
                 ----------
hereof, OEM shall acquire no rights of any kind in any RSA trademark, trade name, logo or product designation under which the RSA Software was or is marketed and OEM shall not make any use of the same for any reason except as expressly authorized by this Agreement or otherwise authorized in writing by RSA. OEM shall cease to use the markings, or any similar markings, in any manner on the expiration or other termination of this Agreement.

6.   CONFIDENTIALITY
     ---------------

     6.1  CONFIDENTIALITY. Each party acknowledges that in its performance of
          ---------------
its duties hereunder, the other party may communicate to it (or its designees) certain confidential and proprietary information of such party, including the RSA Software (in the case of RSA) and know-how, technology, techniques, and business, product, and marketing plans of each such party (collectively, the "Know-How"), all of which are confidential and proprietary to, and trade secrets of, the disclosing party. The receiving party agrees to hold the Know-How disclosed to it and, in the case of OEM the RSA Software, within its own organization and shall not, without the specific written consent of the disclosing party or as expressly authorized herein, utilize in any manner, publish, communicate, or disclose any part of the disclosing party's Know-How or the RSA Software (in the case of OEM) to third parties. This Section 6.1 shall impose no obligations on either party with respect to any Know-How which: (i) is in the public domain at the time disclosed by the disclosing party; (ii) enters the public domain after disclosure other than by a breach of the receiving' party's obligations hereunder or by a breach of another party's confidentiality obligation; or (iii) is shown by documentary evidence to have been known by the receiving party prior to its receipt from he disclosing party. Each party will take such steps as are consistent with its protection of its own confidential and proprietary information (but will in no event exercise less than reasonable care) to insure that the provisions of this Section 6.1 are not violated by its End User Customers, Distributors, employees, agents or any other person.

     6.2  SOURCE CODE. OEM acknowledges the extreme importance of the
          -----------
confidentiality and trade secret status of the RSA Source Code and OEM agrees, in addition to complying with the requirements of Section 6.1 as it relates to the RSA Source Code, to: (i) only use the RSA Source Code at the address set forth on page 1 hereof or such alternate location specified in the applicable License/Product Schedule; (ii) inform any employee that is granted access to all or any portion of the RSA Source Code of the importance of preserving the confidentiality and trade secret status of the RSA Source Code; and (iii) maintain a controlled, secure environment for the storage and use of the RSA Source Code.

     6.3  PUBLICITY. Neither party will disclose to third parties, other than
          ---------
its agents and representatives on a need-to-know basis, the terms of this Agreement or any exhibits hereto (including without limitation any License/Product Schedule) without the prior written consent of the other party, except (i) either party may disclose such terms to the extent required by law;
(ii) either party may disclose the existence of this Agreement; and (iii) RSA shall have the right to disclose that OEM is an OEM of the RSA Software and that any publicly-announced Bundled Product incorporates the RSA Software.

7.   LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE
     -----------------------
OTHER FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOST PROFITS, BUSINESS INTERRUPTION OR LOSS OF BUSINESS INFORMATION, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE: (I) EXCEPT FOR RSA'S OBLIGATIONS ARISING UNDER SECTION 8, UNDER NO CIRCUMSTANCES SHALL RSA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE TOTAL AMOUNT PAID BY OEM HEREUNDER, AND (II) EXCEPT FOR OEM'S LIABILITY RESULTING FROM BREACH OF SECTIONS 2 AND 6, UNDER NO CIRCUMSTANCES SHALL OEM'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THREE (3) TIMES THE TOTAL AMOUNT PAYABLE BY OEM TO RSA HEREUNDER.

8.   INTELLECTUAL PROPERTY INDEMNITY
     -------------------------------

     8.1  DUTY TO DEFEND. RSA agrees that it shall, at its own expense, defend,
          --------------
or at its option settle, any action instituted against OEM, and pay any award or damages assessed or settled upon against OEM resulting from such action, insofar as the same is based upon a claim that any Licensed Software used within the terms of this Agreement and the applicable License/Product Schedule infringes any United States patent, copyright or trade secret or a claim that RSA has no right to license the Licensed Software hereunder, provided that OEM gives RSA;
(i) prompt notice in writing of such action, (ii) the right to control and direct the investigation, preparation, defense and settlement of the action; and
(iii) reasonable assistance and information.

     8.2  RSA OPTIONS. If, as a result of any binding settlement among the
          -----------
parties or a final determination by a court of competent jurisdiction, any of the Licensed Software is held to infringe and its use is enjoined, or if RSA reasonably determines in its sole discretion that the Licensed Software may become subject to an injunction, RSA shall have the option to: (i) obtain the right to continue use of the Licensed Software; (ii) replace or modify the Licensed Software so that it is no longer infringing; or (iii) refund the License Fees paid by OEM hereunder less depreciation for use assuming straight line depreciation over a five (5)-year useful life and terminate the Agreement.

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

     8.3  EXCLUSIONS. Notwithstanding the foregoing, RSA shall have no liability
          ----------
under this Section 8 if the alleged infringement arises from (i) the use, in the manner specified in the relevant User Manual, of other than the current unaltered (including Interface Modifications) release of the Licensed Software, or (ii) combination of the Licensed Software with other equipment or software not provided by RSA, if such action would have been avoided but for such use or combination.

     8.4  EXCLUSIVE REMEDY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS
          ----------------
AGREEMENT, THE FOREGOING STATES RSA'S ENTIRE LIABILITY AND OEM'S EXCLUSIVE REMEDY FOR PROPRIETARY RIGHTS INFRINGEMENT.

9.   TERM AND TERMINATION
     --------------------

     9.1  TERM. The license rights granted hereunder shall be effective with
          ----
respect to each License/Product Schedule as of the date thereof and shall continue in full force and effect for each item of Licensed Software for the period set forth on the applicable License/Product Schedule unless sooner terminated pursuant to the terms of this Agreement.

     9.2  TERMINATION. Either party shall be entitled to terminate this
          -----------
Agreement at any time on written notice to the other in the event of a material default by the other party and a failure to cure such default within a period of thirty (30) days following receipt of written notice specifying that a default has occurred.

     9.3  INSOLVENCY. Upon (i) the institution of any proceedings by or against
          ----------
either party seeking relief, reorganization or arrangement under any laws relating to insolvency, which proceeding are not dismissed within sixty (60) days; (ii) the assignment for the benefit of creditors, or the appointment of a receiver, liquidator or trustee, of any of either party's property or assets; or
(iii) the liquidation, dissolution or winding up of either party's business; then and in any such events this Agreement may immediately be terminated by the other party upon written notice.

     9.4  TERMINATION FOR CONVENIENCE. The parties acknowledge and agree that
          ---------------------------
OEM may at any time delay, interrupt or cease use of the Licensed Software, but this Agreement and all the terms and conditions contained herein or any applicable License/Product Schedule shall continue in full force, including any obligations to make quarterly reports. OEM may elect to terminate this Agreement upon ninety (90) days written notice and it is expressly understood that such termination shall not discharge any payment obligations accrued as of the date of such termination or entitle OEM to a refund of any amounts previously paid to RSA.

     9.5  EFFECT OF TERMINATION. Upon the expiration or termination of this
          ---------------------
Agreement (or the license rights under a particular License/Product Schedule), OEM shall cease making copies of, using or licensing the RSA Software, User manual and Bundled Products, excepting only such copies of Bundled Products necessary to fill orders placed with OEM prior to such expiration or termination. OEM shall destroy all copies of the RSA Software, User Manual and Bundled Products not subject to any then-effective license agreement with an End User Customer and all information and documentation provided by RSA to OEM (including all Know-How), other than such copies of the RSA Object Code, the User Manual and the Bundled Products as are necessary to enable OEM to perform its continuing support obligations in accordance with Section 5.2, if any. Notwithstanding the foregoing, if OEM has licensed RSA Source Code hereunder, for a period of one (1) year after the date of expiration or termination of the license rights granted under this Agreement for any reason other than as a result of default or breach by OEM, OEM may retain one (1) copy of the RSA Source Code and is hereby licensed for such term to use such copy solely for the purpose of supporting End User Customers. Upon the expiration of such one (1)- year period, OEM shall return such single copy of the RSA Source Code to RSA or certify to RSA that the same has been destroyed. Any expiration or termination shall not discharge any obligation to pay License Fees which have accrued or are owing as of the effective date of such expiration or termination.

     9.6  SURVIVAL OF CERTAIN TERMS. The following provisions shall survive any
          -------------------------
expiration or termination: 2.2, 2.3, 3.8, 4.3, 6, 7, 9 and 10.

10.  MISCELLANEOUS PROVISIONS
     ------------------------

     10.1  GOVERNING LAW AND JURISDICTION. This Agreement will be governed by
           ------------------------------
and construed in accordance with the laws of the State of California, irrespective of its choice of law principles. All disputes arising out of this Agreement will be subject to the exclusive jurisdiction and venue of the California state courts and the United States District Court for the Northern District of California, and the parties consent to the personal and exclusive jurisdiction of these courts. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

     10.2  BINDING UPON SUCCESSORS AND ASSIGNS. Except as otherwise provided
           -----------------------------------
herein, this Agreement shall be binding upon, and inure to the benefit of, the successors, representatives, administrators and assigns of the parties hereto. Notwithstanding the generality of the foregoing, this Agreement shall not be assignable by OEM, by operation of law or otherwise, without the prior written consent of RSA, which shall not be unreasonably withheld; provided, however, that RSA may withhold its consent to the assignment of this Agreement with respect to any License/Product Schedule providing for a paid-up License Fee. Any such purported assignment or delegation without RSA's written consent shall be void and of no effect.

     10.3  SEVERABILITY. If any provision of this Agreement is found to be
           ------------
invalid or unenforceable, such provision shall be severed from the Agreement and the remainder of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties hereto. It is expressly understood and agreed that each and every provision of this Agreement is intended by the parties to be severable and independent of any other provision and to be enforced as such.

     10.4  ENTIRE AGREEMENT. This Agreement and the exhibits and schedules
           ----------------
hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations and understandings between the parties.

     10.5  AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be
           ---------------------
amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the party to be bound.

     10.6  NOTICES. Any notice, demand, or request with respect to this
           -------
Agreement shall be in writing and shall be effective only if it is delivered by hand or mailed, certified or registered mail, postage prepaid, return receipt requested, addressed to the appropriate party at its address set forth on page
1. Such communications shall be effective when they are received by the addressee; but if sent by certified or registered mail in the manner set forth above, they shall be effective not later than ten (10) days after being deposited in the mail. Any party may change its address for such communications by giving notice to the other party in conformity with this Section.

     10.7  EXPORT COMPLIANCE AND FOREIGN RESHIPMENT LIABILITY. THIS AGREEMENT IS
           --------------------------------------------------
EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF THE RSA SOFTWARE OR BUNDLED PRODUCTS OR OF INFORMATION ABOUT THE RSA SOFTWARE OR BUNDLED PRODUCTS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT. TO THE CONTRARY, OEM SHALL NOT EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY RSA SOFTWARE OR BUNDLED PRODUCTS OR INFORMATION PERTAINING THERETO TO ANY COUNTRY TO WHICH SUCH EXPORT OR REEXPORT IS RESTRICTED OR PROHIBITED, OR AS TO WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR REEXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

     10.8  FEDERAL GOVERNMENT LICENSE. OEM and each of OEM's Distributors shall
           --------------------------
in all proposals and agreements with the United States government or any contractor of the United States government identify and license the Bundled Product, including the RSA Object Code incorporated therein, as follows: (i) for acquisition by or on behalf of civilian agencies, as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of OEM's or such Distributor's customary license, as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successor regulations; or (ii) for acquisition by or on behalf of units of ?? Department of Defense, as necessary to obtain ??tection as "commercial computer software" as defined in 48 C.F.R. 227.7014(a)(1) of the Department of Defense Federal Acquisition Regulation Supplement (DFARS) and related documentation in accordance with the terms of OEM's or such Distributor's customary license, as specified in 48 C.F.R. 227.7202.1 of DFARS and its successor regulations.

     10.9  REMEDIES NON-EXCLUSIVE. Except as otherwise expressly provided, any
           ----------------------
remedy provided for in this Agreement is deemed cumulative with, and not exclusive of, any other remedy provided for in this Agreement or otherwise available at law or in equity. The exercise by a party of any remedy shall not preclude the exercise by such party of any other remedy.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date of the last signature below.

OEM:

LIQUID AUDIO, INC.

By: /s/ PHILIP R. WISER
   --------------------------------
Printed Name: Philip R. Wiser
             ----------------------

Title: V.P. Engineering
      -----------------------------

Date: 7/11/97
     ------------------------------

RSA DATA SECURITY, INC.

By: /s/ D. JAMES BIDZOS
   --------------------------------
Printed Name: D. James Bidzos
             ----------------------

Title: President
      -----------------------------

Date: 7/18/97
     ------------------------------

License/Product Schedule Number: 0797-LIQ-O-LPS-1
                                 ----------------

                                  EXHIBIT "A"

                           LICENSE/PRODUCT SCHEDULE

OEM:
Liquid Audio, Inc.
---------------------------------------

OEM Master License Agreement Number:
0797-LIQ-O-MLA-1
---------------------------------------

Date of OEM Master License Agreement:
July 11, 1997
---------------------------------------

This License/Product Schedule Amends Schedules Dated:
N/A
---------------------------------------

Term of Agreement for this Bundled Product:
Perpetual
---------------------------------------

Bundled Products:
OEM's software products and successor versions thereof for transmission of audio over networks, currently known as:
------------------------------
[*]

RSA Software:


[*]
OEM may obtain copies of the RSA Software on other platforms as may be generally available at RSA's then current published list price, each additional platform version of which will be covered RSA Software under this License/Product Schedule.

Delivery of RSA Software to OEM:
-------------------------------
One (1) copy of each of the RSA Object Code, the RSA Source Code (if licensed hereunder) and the User Manual for the RSA Software identified above:

     [ ]  has been received by OEM, or

     [X] will be delivered by RSA as soon as practicable, but not later than ten (10) business days after the date of execution of this License/Product Schedule.


      * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

LICENSED SOFTWARE AND FIELD OF USE RESTRICTION FOR THIS BUNDLED PRODUCT
-----------------------------------------------------------------------

                                                                              RIGHT TO
                                                                              INCLUDE
                                                                              OBJECT
                                                            SOURCE            CODE IN                     DESCRIBE
                                                            CODE              BUNDLED       FIELD OF USE  FIELD OF USE
                                                            LICENSE           PRODUCT       RESTRICTION   RESTRICTION
BSAFE                                                        YES       NO      YES   NO     YES    NO
     RSA Public Key Cryptosystem                             [_]       [X]      [X]  [_]    [X]    [_]       / */
                                                                                                             ---
     Diffie-Hellman Key Negotiation                          [_]       [X]      [X]  [_]    [X]    [_]       / */
                                                                                                             ---
     Bloom-Shamir Secret Sharing                             [_]       [X]      [_]  [_]    [_]    [_]

     Data Encryption Standard (DES)                          [_]       [X]      [X]  [_]    [X]    [_]

     Extended Data Encryption                                [_]       [X]      [_]  [_]    [_]    [_]
     Standard (DESX)
     Triple DES (3DES)                                       [_]       [X]      [_]  [X]    [_]    [_]

     RC2 Variable-Key Size Symmetric                         [_]       [X]      [_]  [X]    [_]    [_]
     Block Cipher

     RC4 Variable-Key Size Symmetric                         [_]       [X]      [X]  [_]    [X]    [_]       / */
Stream Cipher                                                                                                ---
     RC5 Variable-Key Size Symmetric                         [_]       [X]      [X]  [_]    [X]    [_]       / */
     Block Cipher                                                                                            ---
     MD Hashing Algorithm                                    [_]       [X]      [_]  [X]    [_]    [_]

     MD2 Hashing Algorithm                                   [_]       [X]      [_]  [X]    [_]    [_]

     MD5 Hashing Algorithm                                   [_]       [X]      [X]  [_]    [X]    [_]       / */
                                                                                                             ---
     Secure Hashing Algorithm (SHA)                          [_]       [X]      [X]  [_]    [X]    [_]       / */
                                                                                                             ---
     Digital Signature Algorithm (DSA)                       [_]       [X]      [X]  [_]    [X]    [_]       / */
                                                                                                             ---
TIPEM (all set forth below)                                  [_]       [X]      [_]  [X]    [_]    [_]
     RSA Public Key Cryptosystem
     Data Encryption Standard (DES)
     RC2 Variable Key Size Symmetric
     Block Cipher
     MD2 Hashing Algorithm
     MD5 Hashing Algorithm
BCERT                                                        [_]       [X]      [X]  [_]    [X]    [_]       / */
                                                                                                             ---
---------------------------------------------------------------------------------------------------------------------------

_______________________________
/*/ Solely for privacy protection, privacy and authentication within and among the
Bundled Products for (i) transmission and reception of audio over the Internet or other packet-switched networks, and (ii) transmission and reception of related content (such as liner notes, attributions, and the like) over the same channel solely to facilitate the transmission and reception of audio as described above.

LICENSE AND MAINTENANCE FEES
----------------------------

Source Code License Fee for this License/Product Schedule:
---------------------------------------------------------
N/A

Object Code License Fees for this License/Product Schedule:
----------------------------------------------------------

A.   PERCENTAGE OF NET SALES PRICE LICENSE FEE FOR THE AUTHOR AND SERVER BUNDLED
     ---------------------------------------------------------------------------
PRODUCTS: In consideration of the rights granted herein, OEM shall pay RSA
---------
License Fees as a percentage of the Net Sales Price of the Author and Server Bundled Products as follows:

*    For the Author Bundled Product:
     ------------------------------
     [*]

*    For the Server Bundled Product:
     ------------------------------
     [*]

B.  ANNUAL LICENSE FEE FOR UNLIMITED DISTRIBUTION OF THE CLIENT BUNDLED
    -------------------------------------------------------------------
PRODUCT: In consideration of the rights granted herein, OEM shall pay RSA an
-------
annual License Fee for unlimited distribution of the Client Bundled Product, in the amount of [*] payable upon execution of this License/Product Schedule and every anniversary date thereafter.

Prepayment of License Fees for the Author and Server Bundled Products under this
--------------------------------------------------------------------------------
License/Product Schedule: [*] payable upon execution of this License/Product
------------------------
Schedule

Present Annual Maintenance Fee for this License/Product Schedule:
----------------------------------------------------------------
[*]

SPECIAL TERMS AND CONDITIONS
----------------------------

The following Special Terms and Conditions shall apply to the Bundled Products covered by this License/Product Schedule:

1.   Co-Branding. Notwithstanding anything to the contrary in Section 1.2 of the
     -----------
Agreement, OEM may authorize a Distributor to co-brand the Bundled Products for redistribution to End User Customers by such Distributor; provided that OEM indicates in its licensing reports delivered pursuant to Section 3.7 of the Agreement the identity of any Distributor so authorized and the name of the co-branded Bundled Products, as well as the number of copies of Bundled Products which are distributed by all such Distributors and OEM's Net Sales Price with respect thereto. It is understood and agreed that a Distributor authorized to co-brand a Bundled Product may not otherwise modify the Bundled Product or incorporate it into another product for distribution; provided, however, that this prohibition does not prevent a Distributor authorized to co-brand a Bundled Product from packaging the co-branded Bundled Product with other products. OEM may authorize Distributors authorized to co-brand Bundled Products to use the RSA Licensee Seal, to the extent OEM is authorized to do so in the Agreement, to meet the requirements in Section 5.4.1 of the Agreement. OEM shall pay RSA License Fees pursuant to Section 3.5 of the Agreement with respect to co-branded Bundled Products based on OEM's Net Sales Price to the Distributor and/or number of copies distributed, as applicable, applying a percentage of such Net Sales Price of 2.3% and the per copy/unit minimum License Fees referred to above for the co-branded Bundled Products.

2.   End User Customers. Notwithstanding the provisions of Section 1.4 of the
     ------------------
Agreement to the contrary, an End User Customer shall have the right to assign or transfer the Bundled Products covered by this License/Product Schedule to another person or entity, provided that all of such End User Customer's rights are transferred subject to the applicable license agreement and no rights are retained by such End User Customer and provided that the End User Customer's primary purpose in licensing the Bundled Product was its own personal or internal use of the Bundled Product.

3.   Right to Subcontract. Notwithstanding any provision of the Agreement to the
     --------------------
contrary, OEM shall be entitled to exercise its rights under the Agreement to develop and test the Bundled Products covered by this License/Product Schedule either itself or through third parties performing on behalf of OEM pursuant to a subcontract arrangement; provided, however, that OEM shall be responsible for insuring that any such subcontractor complies with the restrictions and duties imposed by this Agreement upon OEM.

4.   No Service Bureau. The second sentence of Section 2.2.3 of the Agreement is
     -----------------
amended in its entirety to read as follows:

     Neither OEM nor any Distributor or End User Customer may use the Bundled Product to operate a revenue-generating service business whose purpose is to provide direct use of the Bundled Product, except where the business provides a substantial service to third parties other than the use of the Bundled Product and the Bundled Product is used by third parties solely to access, retrieve or store data, content, goods, or other information as part of or related to the services provided.

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

THE PROVISIONS OF THIS LICENSE/PRODUCT SCHEDULE ARE PROVIDED AS A BASIS OF DISCUSSION BETWEEN OEM AND RSA AND WILL BECOME BINDING UPON THE PARTIES ONLY IF
(1) OEM HAS EXECUTED A OEM MASTER LICENSE AGREEMENT AND HAVE INDICATED THEIR ACCEPTANCE OF THE TERMS CONTAINED IN THIS LICENSE/PRODUCT SCHEDULE BY THEIR SIGNATURES BELOW ON OR BEFORE JULY 11, 1997; AND (2) RSA HAS EXECUTED THE OEM MASTER LICENSE AND THIS LICENSE/PRODUCT SCHEDULE.

OEM:

LIQUID AUDIO, INC.

By: /s/ Philip R. Wiser
    --------------------------

Printed Name: Philip R. Wiser
              ----------------

Title: V.P. Engineering
      ------------------------

Date: 7/11/97
      ------------------------


RSA DATA SECURITY, INC.

By: /s/ D. James Bidzos
    --------------------------

Printed Name: D. James Bidzos
             -----------------

Title: President
       -----------------------

Date: 7/18/97
      ------------------------

                                  EXHIBIT "C"
                          SPECIAL TERMS AND CONDITIONS

OEM: Liquid Audio, Inc.
     --------------------------------------------------------------------

Master License Agreement Number: 0797-LIQ-O-MLA-1
                                 ----------------------------------------

Master License Agreement Date: July 11, 1997
                               ------------------------------------------

Exhibit "C" Date: July 11, 1997
                  -------------------------------------------------------

     THE OEM MASTER LICENSE AGREEMENT between RSA Data Security, Inc. and the OEM set forth above dated as of the date set forth above ("AGREEMENT") is
                                                           ---------
amended as set forth below.

     1.  DEFINITIONS. Capitalized terms used and not otherwise defined in this
         -----------
Exhibit "C" shall have the meanings designated for such terms in the Agreement.

     2.  AMENDMENTS TO AGREEMENT. The following provisions of the Agreement,
         -----------------------
referenced by the applicable Section numbers in the Agreement, are hereby amended as follows:

          2.1  SECTION 2.1.2. Subpart (iii) of Section 2.1.2 is amended by
               -------------
inserting the following language before the word "license": "...market, display, perform, transmit,...."

          2.2  SECTION 2.1.3. Subpart (i) of Section 2.1.3 is amended by
               -------------
inserting the following language before the words "End User Customers":
"...Distributors and...." Subpart (ii) of Section 2.13 is amended by inserting the following language after the words "have reproduced": "...market, display, perform, transmit...."

          2.3  SECTION 3.4. The first sentence of Section 3.4 is amended by
               -----------
replacing all of the language beginning with the word "excluding" to the end of the sentence with the following: "...excluding any amounts receivable by OEM for sales taxes, value-added taxes and use taxes, shipping, insurance and duties, and reduced by all discounts, refunds, allowances, price protection and returns granted in the ordinary course of business."

          2.4  SECTION 3.8. The last sentence of Section 3.8 is amended by
               -----------
inserting the following language before the words [*]

          2.5  SECTION 3.9. The first sentence of Section 3.9 is amended by
               -----------
inserting the following language after each occurrence of the words "End User
Customer(s)": "...and Distributor(s)...."

          2.6  SECTION 4.1. The first sentence of Section 4.1 is amended by
               -----------
adding the following after the word "specifications": "...and/or User
Manual...."


          2.7  SECTION 4.2. The first sentence of Section 4.2 is amended by
               -----------
adding the following after the word "specifications": "...and/or User
Manual...."

          2.8  SECTION 5.2. Section 5.2 is amended by inserting the following
               -----------
language after the word "OEM": "...or its Distributors...."

          2.9  SECTION 5.3. Section 5.3 is amended by replacing the reference to
               -----------
Section 2.2 with a reference to Section 2.2.5, and by adding the following language after the reference to Section 10.8: "...(if applicable)...."

          2.10  SECTION 6.1. The first sentence of Section 6.1 is amended by
                -----------
adding the following immediately preceding the definition of the term "Know-How": "..., and the information provided by OEM pursuant to Sections 3.7 and
3.8...." The third sentence of Section 6.1 is amended by deleting the word "or"
before subpart (iii) thereof and by adding the following at the end thereof:
"...; (iv) to the extent disclosed by the receiving party pursuant to a requirement of a court order, governmental agency or law, provided that the receiving party provides prompt written

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

notice of such requirement so as to afford the disclosing party an opportunity to intervene and prevent or limit the disclosure; or (v) is disclosed or used for the purpose of enforcement of this Agreement."

          2.11  SECTION 6.3. Subpart (iii) of Section 6.3 is amended by
                -----------
replacing the first occurrence of the word "RSA" with the words "either party."

          2.12  SECTION 7. Subpart (i) of Section 7 is amended by inserting the
                ---------
following after the word "SECTION": "...6 AND...."

          2.13  SECTION 8.1. Section 8.1 is replaced in its entirety with the
                -----------
following:
                8.1  DUTY TO DEFEND. RSA agrees that it shall, at its own
                     --------------
          expense, defend, or at its option settle, any action or claim instituted against OEM, and pay any award or damages assessed or settled upon against OEM resulting from such action or claim, insofar as the same is based upon a claim that any Licensed Software, User Manual, or the Licensee Seal used within the terms of this Agreement and the applicable License/Product Schedule infringes any United States patent, copyright, trademark or trade secret or a claim that RSA has no right to license the Licensed Software or User Manual hereunder, provided that OEM gives RSA: (i) prompt notice in writing of such action, (ii) the right to control and direct the investigation, preparation, defense and settlement of the action; and
          (iii) reasonable assistance and information. RSA will reimburse OEM's reasonable out-of-pocket expenses incurred prior to RSA's assuming the control of the investigation, preparation, defense or settlement of the action or claim, and in providing requested assistance to RSA, and responding to subpoenas and discovery notices and orders with respect to any such action or claim.

          2.14  SECTION 8.2. Section 8.2 is amended by inserting the following
                -----------
after each occurrence of the words "Licensed Software": "...or User Manual.... "
Section 8.2 is further amended by adding the following at the end of subpart
(ii) thereof: "...and is substantially similar in functionality to the enjoined Licensed Software or User Manual."

          2.15  SECTION 9.5. The first sentence of Section 9.5 is amended by
                -----------
inserting the word "affected" before the first occurrence of the words "RSA Software." The second sentence of Section 9.5 is amended by inserting the words "or its Distributors" after the words "as are necessary to enable OEM."

          2.16  SECTION 9.6. Section 9.6 is amended by including a reference to
                -----------
Section 8 of the Agreement as a surviving term.

          2.17  SECTION 10.10. A new Section 10.10 is added, as follows:
                -------------
                10.10  COUNTERPARTS. This Agreement may be signed in one or more
                       ------------
          counterparts, each of which shall be an original, and all of which together shall constitute one instrument .

     3.   EFFECT OF AMENDMENT. This Exhibit "C" is an amendment to the
          -------------------
Agreement. Except as expressly amended above, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Exhibit "C" as of the date set forth above.

OEM:

LIQUID AUDIO, INC.                           RSA DATA SECURITY, INC.

By: /s/ Philip R. Wiser                      By: /s/ D. James Bidzos
    ---------------------------                  ---------------------------
Printed Name: Philip R. Wiser                Printed Name: D. James Bidzos
              -----------------                            -----------------
Title: V.P. Engineering                      Title: President
       ------------------------                     ------------------------

                             RSA DATA SECURITY(TM)

                       MAINTENANCE AND SUPPORT AGREEMENT

OEM Master License: 0797-LIQ-O-MLA-1             Date: July 11, 1997
                    -----------------------            ------------------------
License/Product Schedule: 0797-LIQ-O-LPS-1       Date: July 11, 1997
                          ------------------           -------------------------

     THIS MAINTENANCE AND SUPPORT AGREEMENT ("Agreement"), effective as of the later date of execution ("Effective Date"), is entered into by and between RSA Data Security, Inc., a Delaware corporation ("RSA"), having a principal address at 100 Marine Parkway, Suite 500, Redwood City, California 94065, and the entity named below ("OEM"), having a principal address as set forth below.

OEM:

Liquid Audio, Inc., a California corporation
---------------------------------------------------
(Name and jurisdiction of incorporation)

2421 Broadway, 2F
---------------------------------------------------
(Address)

Redwood City, CA 94063
---------------------------------------------------


OEM Legal Contact:

    Harry Boadwee, Esq. (415) 858-7188
    -----------------------------------------------
    (name, telephone and title)


OEM Billing Contact:

    Philip Wiser, Vice President of Engineering
    -----------------------------------------------
    (415) 562-0884
    -----------------------------------------------
    (name, telephone and title)


OEM Technical Contact:

    Philip Wiser, Vice President of Engineering
    -----------------------------------------------
    (415) 562-0884
    -----------------------------------------------
    (name, telephone and title)


OEM Commercial Contact:

    Philip Wiser, Vice President of Engineering
    -----------------------------------------------
    (415) 562-0884
    -----------------------------------------------
    (name, telephone and title)


INITIAL ANNUAL MAINTENANCE FEE: [*]

1.   DEFINITIONS
     -----------

     All capitalized terms used in this Agreement shall have the meaning set forth in the OEM Agreement and License/Product Schedule, unless an alternate definition is set forth below. In the event of any inconsistency, the definitions set forth in this Agreement shall be controlling, but only for the purposes of interpreting or construing this Agreement.

     1.1 "LICENSE/PRODUCT SCHEDULE" means the schedule identified and having the effective date set forth above which specifies the RSA Software, Licensed Software, use limitations (if any), License Fees, and other matters with respect to the Bundled Product licensed under such License/Product Schedule.

     1.2 "NEW RELEASE" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number only to the right of the decimal point (e.g., Version 2.2 to Version 2.3).

     1.3 "NEW VERSION" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number to the left of the decimal point (e.g., Version 2.3 to Version 3.0).

     1.4 "OEM AGREEMENT" means the agreement identified and having the effective date as set forth above and which specifies the terms and conditions of license of the RSA Software, as further defined in the License/Product Schedule.

     1.5 "RSA OBJECT CODE" means the Licensed Software in machine-readable, compiled object code form.

     1.6 "RSA SOFTWARE" means RSA proprietary software identified as RSA Software on the License/Product Schedule.

     1.7 "RSA SOURCE CODE" means the mnemonic, high level statement versions of the Licensed Software written in the source language used by programmers.

     * Certain information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.   MAINTENANCE AND SUPPORT SERVICES
     --------------------------------

     2.1  GENERAL. This Agreement sets forth the terms under which RSA will
          -------
provide maintenance and support to OEM for the RSA Software licensed to OEM under the License/Product Schedule identified on the first page hereof, which use is governed by the terms of the OEM Agreement and such License/Product Schedule. The use of and license to any software provided to OEM hereunder shall be governed by the terms of the OEM Agreement and License/Product Schedule.

     2.2  SUPPORT AND MAINTENANCE. RSA agrees to provide the maintenance and
          -----------------------
support specified in this Agreement and OEM agrees to pay RSA's then-current annual support and maintenance fee ("Maintenance Fee").

     2.3  ADDITIONAL CHARGES. In the event RSA is required to take actions to
          ------------------
correct a difficulty or defect which is traced to OEM errors, modifications, enhancements, software or hardware, then OEM shall pay to RSA its time and materials charges at RSA's rates then in effect. In the event RSA's personnel must travel to perform maintenance or on-site support, OEM shall reimburse RSA for any reasonable out-of-pocket expenses incurred, including travel to and from OEM's sites, lodging, meals and shipping, as may be necessary in connection with duties performed under this Section 2 by RSA.

     2.4  MAINTENANCE PROVIDED BY RSA. For periods for which OEM has paid the
          ---------------------------
Maintenance Fee, RSA will provide OEM with the following services:

          2.4.1  TELEPHONE SUPPORT. RSA will provide telephone support to OEM
                 -----------------
during RSA's normal business hours. RSA may provide on-site support reasonably determined to be necessary by RSA at OEM's location specified on page 1 hereof. RSA shall provide the support specified in this Section 2.4.1 to OEM's employees responsible for developing Bundled Products, maintaining Bundled Products, and providing support to End User Customers. No more than two (2) OEM employees may obtain such support from RSA at any one time. On RSA's request, OEM will provide a list with the names of the employees designated to receive support from RSA. OEM may change the names on the list at any time by providing written notice to RSA.

          2.4.2  ERROR CORRECTION. In the event OEM discovers an error in the
                 ----------------
Licensed Software which causes the Licensed Software not to operate in material conformance to RSA's published specifications therefor, OEM shall submit to RSA a written report describing such error in sufficient detail to permit RSA to reproduce such error. Upon receipt of any such written report, RSA will use its reasonable business judgment to classify a reported error as either: (i) a "Level 1 Severity" error, meaning an error that causes the Licensed Software to fail to operate in a material manner or to produce materially incorrect results and for which there is no workaround or ?? a difficult workaround; or (ii) a "Level 2 Severity" error, meaning an error that produces a situation in which the Licensed Software is usable but does not function in the most convenient or expeditious manner, and the use or value of the Licensed Software suffers no material impact. RSA will acknowledge receipt of a conforming error report within two (2) business days and (A) will use its continuing best efforts to provide a correction for any Level 1 Severity error to OEM as early as practicable; and (B) will use its reasonable efforts to include a correction for any Level 2 Severity error in the next release of the RSA Software.

          2.4.3  NEW RELEASES AND NEW VERSIONS. RSA will provide OEM information
                 -----------------------------
relating to New Releases and New Versions of the RSA Software during the term of this Agreement. New Releases will be provided at no additional charge. New Versions will be provided at RSA's standard upgrade charges in effect at the time. Any New Releases or New Versions acquired by OEM shall be governed by all of the terms and provisions of this Agreement.

     2.5  LAPSED MAINTENANCE. If this Agreement has lapsed, OEM may obtain a
          ------------------
license of a New Release of the applicable RSA Software or any service which is provided as a part of maintenance and support by becoming current on Maintenance Fees as provided in Section 3.1 to the date such New Release is licensed or such service is provided.

3.   MAINTENANCE AND SUPPORT FEES
     ----------------------------

     3.1  MAINTENANCE AND SUPPORT FEES. In consideration of RSA's providing the
          ----------------------------
maintenance and support services described herein, OEM agrees to pay RSA the initial Maintenance Fee set forth on the first page hereof. Such amount shall be payable for the first year upon the execution of this Agreement and for each subsequent year in advance of the commencement of such year. The Maintenance Fee may be modified by RSA for each renewal term by written notice to OEM at least ninety (90) days prior to the end of the then-current term. If OEM elects not to renew this Agreement for successive terms (as provided in Section 6.1 below) OEM may re-enroll only upon payment of the annual Maintenance Fee for the coming year and for all Maintenance Fees that would have been paid had OEM not ceased maintenance and support.

     3.2  TAXES. All taxes, duties, fees and other governmental charges of any
          -----
kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of RSA) which are imposed by or under the authority of any government or any political subdivision thereof on the Maintenance Fees or any aspect of this Agreement shall be borne by OEM and shall not be considered a part of, a deduction from or an offset against Maintenance Fees.

     3.3  TERMS OF PAYMENT. Maintenance Fees due RSA hereunder shall be paid by
          ----------------
OEM to the attention of the Software Licensing Department at RSA's address set forth above on or before the thirtieth (30th) day after the Effective Date and, in the case of renewal terms, prior to the each anniversary thereof. A late payment penalty on any Maintenance Fees not paid when due shall be assessed at the rate of one percent (1%) per thirty (30) days.

     3.4  U.S. CURRENCY. All payments hereunder shall be made in lawful United
          -------------
States currency.

4.   CONFIDENTIALITY
     ---------------

     The parties agree that all obligations and conditions respecting confidentiality, use of source code and publicity in Section 5 of the OEM Agreement shall apply to the parties' performance of this Agreement.

5.   USE LIMITATIONS; TITLE; INTELLECTUAL PROPERTY INDEMINITY; LIMITATION OF
     -----------------------------------------------------------------------
LIABILITY.
----------

     Any and all RSA Software provided to OEM pursuant to this Agreement shall constitute RSA Software under the OEM Master License Agreement. As such, the parties respective interests and obligations relating to the RSA Software, including but not limited to license and ownership rights thereto, use limitations (if any), intellectual property indemnity and limitation of liability, shall be governed by the terms of the OEM Agreement and the License/Product Schedule.

6.   TERM AND TERMINATION
     --------------------

     6.1  TERM. This Agreement shall commence on the Effective Date hereof and
          ----
shall remain in full force and effect for an initial period of one (1) year, unless sooner terminated in accordance with this Agreement. Upon expiration of the initial period and each successive period, this Agreement shall automatically renew for an additional one (1) year period, unless either party has notified the other of its intent to terminate as set forth in Section 6.2.3 herein.

     6.2  TERMINATION.
          -----------

          6.2.1 Either party shall be entitled to terminate this Agreement at any time on written notice to the other in the event of a material default by the other party of this Agreement and a failure to cure such default within a period of thirty (30) days following receipt of written notice specifying that a default has occurred.

          6.2.2 This Agreement shall automatically terminate in the event that the OEM Agreement is terminated in accordance with its terms.

          6.2.3 This Agreement may also be terminated by OEM for any or no reason by providing written notice of such intent at least ninety (90) days prior to the end of the then-current term. RSA may cease to offer support and maintenance for future maintenance terms by notice delivered to OEM ninety (90) days or more before the end of the then-current maintenance term.

          6.2.4 Upon (i) the institution of any proceedings by or against either party seeking relief, reorganization or arrangement under any laws relating to insolvency, which proceedings are not dismissed within sixty (60) days; (ii) the assignment for the benefit of creditors, or upon the appointment of a receiver, liquidator or trustee, of any of either party's property or assets; or (iii) the liquidation, dissolution or winding up of either party's business, then and in any such events this Agreement may immediately be terminated by the other party upon written notice.

     6.3  SURVIVAL OF CERTAIN TERMS. The following provisions shall survive any
          -------------------------
expiration or termination: 2.2, 2.3, 4, 6 and 7.

7.   MISCELLANEOUS PROVISIONS
     ------------------------

     This Agreement incorporates by this reference Section 10 of the OEM Agreement in its entirety.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date of the later signature below.

OEM:

LIQUID AUDIO, INC.

By: /s/ Philip R. Wiser
    ---------------------------
Printed Name: Philip R. Wiser
             ------------------
Title: V.P. Engineering
       ------------------------
Date:  7/11/97
       ------------------------

RSA DATA SECURITY, INC.

By: /s/ D. James Bidzos
    ---------------------------
Printed Name: D. James Bidzos
              -----------------
Title: President
       ------------------------
Date: 7/18/97
      -------------------------

                                  EXHIBIT "A"

                       MAINTENANCE AND SUPPORT AGREEMENT
                       ---------------------------------

OEM:  Liquid Audio, Inc.
      -----------------------------------------------------------------

Maintenance and Support Agreement Date: July 11, 1997
                                        -------------------------------

OEM Master License Agreement Number: 0797-LIQ-O-MLA-1
                                     ----------------------------------

Exhibit "A" Date: July 11, 1997
                  -----------------------------------------------------
     THE MAINTENANCE AND SUPPORT AGREEMENT between RSA Data Security, Inc. and the OEM set forth above dated as of the date set forth above ("AGREEMENT") is
                                                               ---------
amended as set forth below.

     1.  DEFINITIONS. Capitalized terms used and not otherwise defined in this
         -----------
Exhibit "A" shall have the meanings designated for such terms in the Agreement.

     2.  AMENDMENTS TO AGREEMENT. The following provisions of the Agreement,
         -----------------------
referenced by the applicable Section numbers in the Agreement, are hereby amended as follows:

          2.1  SECTION 1.6. Section 1.6 is amended by adding the following at
               -----------
the end thereof: "'RSA Software' shall also include all modifications and enhancements (including all New Releases and New Versions) to such programs as may be provided by RSA to OEM pursuant to this Agreement."

          2.2  SECTION 2.3. The second sentence of Section 2.3 is amended by
               -----------
adding the following after the words "on-site support": "...with OEM's prior consent, ...." Section 2.3 is further amended by adding the following at the end thereof: "With respect to any reported error, if OEM does not consent to RSA's providing on-site support at RSA's request, RSA shall have no further obligations under this Agreement with respect to such reported error."

          2.3  SECTION 2.4.2. The first sentence of Section 2.4.2 is amended by
               -------------
adding the following after the word "specifications": "...and/or User
Manual...."

          2.4  SECTION 2.4.3. Section 2.4.3 is amended by adding the following
               -------------
at the end thereof: "New Releases and New Versions provided to OEM hereunder shall include related updates to the User Manual, if any."

          2.5  SECTION 3.1. The third sentence of Section 3.1 is amended by
               -----------
adding the following after the words "renewal term": "...to conform to RSA's then-current standard annual Maintenance Fee...."

          2.6  SECTION 5. Section 5 is amended by inserting the following after
               ---------
each occurrence of the words "RSA Software": "...and User Manuals...."

          2.7  SECTION 6.3. Section 6.3 is amended by deleting the reference
               -----------
to Section 2.2 and by adding references to Section 2.5 and 3.1 to the extent they provide for the reinstatement of lapsed maintenance.

     3.  EFFECT OF AMENDMENT. This Exhibit "A" is an amendment to the Agreement.
         -------------------
Except as expressly amended above, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Exhibit "A" as of the date set forth above.

OEM:

LIQUID AUDIO, INC.                             RSA DATA SECURITY, INC.

By: /s/ Philip R. Wiser                        By: /s/ D. James Bidzos
    ---------------------------                    ---------------------------

Printed Name: Philip R. Wiser                  Printed Name: D. James Bidzos
              -----------------                              -----------------

Title: V.P. Engineering                        Title: 7/18/97
       ------------------------                       ------------------------

                                    Page 2